SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 20, 2003
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Washington                  000-22418                    91-1011792
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   (State or Other Jurisdiction      (Commission File No.)         (IRS Employer
        of Incorporation)                                    Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.       Regulation FD Disclosure.  The following item is attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1 Press Release dated October 15, 2003, "Itron Settles Patent Infringement Litigation."



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                ITRON, INC.

Dated:  October 20, 2003        By:   /s/ DAVID G. REMINGTON
                                      ----------------------
                                      David G. Remington
                                      Vice President and Chief Financial Officer